Exhibit 99.1

           Investors Title Releases Second Quarter Earnings


    CHAPEL HILL, N.C.--(BUSINESS WIRE)--July 24, 2003--J. Allen Fine, Chairman of Investors Title Company (NASDAQ:ITIC), announced that for the quarter ended June 30, 2003, the Company had an all-time record quarter net income of $3,087,452, an increase of 82% compared with the same quarter in 2002. Diluted earnings per share were $1.18 versus $.65 in the prior year period. Net premiums written increased 57% to $23,322,629 from $14,871,197 and total revenues increased 56% to $25,179,643.
    For the six-month period ended June 30, 2003, the Company reported net income of $5,696,013, an increase of 75% compared with the same six-month period in 2002. Diluted earnings per share were $2.18 versus $1.25 in the prior year period. Net premiums written increased 45% to $42,990,614 and total revenues increased 44% to $46,208,086.
    Chairman Fine added, "This latest period marks the eighth consecutive record quarter for net income and the tenth consecutive quarter for record revenue. Revenue and earnings continued to be driven by mortgage refinancing. Interest rates declined through the period as fears persisted over possible deflation. In response to lower rates, applications for mortgage refinancing surged to unprecedented levels. Nationally, refinancings represented over 75% of weekly mortgage applications at the end of the quarter."
    Investors Title Company is engaged through its subsidiaries in the business of issuing and underwriting title insurance policies. Title insurance is typically sold when real estate is purchased and upon refinancing of loans secured by real estate. Policies are issued through 28 company-owned branch offices and a network of agents located across 24 states and the District of Columbia. The Company also provides services in connection with tax-free exchanges of like-kind property.
    Certain statements contained herein may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements involve a number of risks and uncertainties that could cause actual results to differ materially from anticipated and historical results. For more details on risk, uncertainties and other factors that could affect expectations, refer to the Company's Annual Report on Form 10-K for the year ended December 31, 2002, as filed with the Securities and Exchange Commission.


               Investors Title Company and Subsidiaries
                  Consolidated Statements of Income
                        June 30, 2003 and 2002
                             (Unaudited)

                           For The Three            For The Six
                           Months Ended            Months Ended
                             June 30                 June 30
                            -----------            -----------
                          2003        2002        2003        2002
                         -----       -----       -----        -----

Revenues:
  Underwriting income:
   Premiums Written   $23,415,757 $14,997,015 $43,180,931 $29,780,863
   Less-premiums for
    reinsurance ceded      93,128     125,818     190,317     228,941
                       ----------- ----------- ----------- -----------
 Net premiums written  23,322,629  14,871,197  42,990,614  29,551,922
  Investment income-
   interest and
   dividends              679,857     692,781   1,354,435   1,361,819
  Net realized gain on
   sales of
   investments             41,867       5,043      64,914     290,850
  Other                 1,135,290     523,066   1,798,123     957,069
                       ----------- ----------- ----------- -----------
          Total        25,179,643  16,092,087  46,208,086  32,161,660
                       ----------- ----------- ----------- -----------

Operating Expenses:
 Commissions to agents 11,462,988   6,767,083  20,855,778  13,776,762
 Provision for claims   2,687,693   1,703,640   4,770,731   3,383,051
 Salaries, employee
  benefits and payroll
  taxes                 3,708,942   2,729,169   7,255,999   5,667,760
 Office occupancy
  and operations        1,365,677   1,270,795   2,462,793   2,471,192
 Business development     402,204     448,759     783,156     836,880
 Taxes, other than
  payroll and income      121,159     115,357     175,282     191,594
 Premium and
  retaliatory taxes       462,819     304,092     884,105     633,858
 Professional fees        250,795     190,251     458,139     400,506
 Other                    147,914      67,343     199,845     105,280
                       ----------- ----------- ----------- -----------
          Total        20,610,191  13,596,489  37,845,828  27,466,883
                       ----------- ----------- ----------- -----------

Income Before Income
 Taxes                  4,569,452   2,495,598   8,362,258   4,694,777
                       ----------- ----------- ----------- -----------

Provision For Income
 Taxes                  1,482,000     794,600   2,666,245   1,446,600
                       ----------- ----------- ----------- -----------

Net Income            $ 3,087,452 $ 1,700,998 $ 5,696,013 $ 3,248,177
                       =========== =========== =========== ===========

Basic Earnings Per
 Common Share         $      1.24 $      0.68 $      2.27 $      1.29
                       =========== =========== =========== ===========

Weighted Average Shares
 Outstanding - Basic    2,494,036   2,517,739   2,503,773   2,517,148
                       =========== =========== =========== ===========

Diluted Earnings Per
 Common Share         $      1.18 $      0.65 $      2.18 $      1.25
                       =========== =========== =========== ===========

Weighted Average Shares
 Outstanding - Diluted  2,619,743   2,600,191   2,616,098   2,593,565
                       =========== =========== =========== ===========

               Investors Title Company and Subsidiaries
                      Consolidated Balance Sheets
               As of June 30, 2003 and December 31, 2002


                                                June 30,  December 31,
                                                  2003        2002
                                              (Unaudited)  (Audited)
                                              ----------- -----------
Assets
   Cash and cash equivalents                 $ 9,826,555 $ 3,781,961

  Investments in securities:
    Fixed maturities:
      Held-to-maturity, at amortized cost      3,818,218   4,395,081
      Available-for-sale, at fair value       50,588,858  52,491,648
    Equity securities, at fair value           8,075,922   7,884,928
    Other investments                          1,106,990     564,782
                                              ----------- -----------
        Total investments                     63,589,988  65,336,439

  Premiums receivable, net                     9,758,431   7,949,904
  Accrued interest and dividends                 674,478     720,902
  Prepaid expenses and other assets              988,606   1,095,230
  Property acquired in settlement of claims      771,687     749,562
  Property, net                                4,189,690   4,109,885
  Deferred income taxes, net                     633,577     893,263
                                              ----------- -----------

Total Assets                                 $90,433,012 $84,637,146
                                              =========== ===========

Liabilities and Stockholders' Equity
Liabilities:
  Reserves for claims                        $27,522,000 $25,630,000
  Accounts payable and accrued liabilities     3,223,177   4,780,865
  Commissions and reinsurance payables           390,747     401,040
  Premium taxes payable                          234,423     268,972
  Current income taxes payable                   809,463     888,085
                                              ----------- -----------
      Total liabilities                       32,179,810  31,968,962
                                              ----------- -----------

Stockholders' Equity:
  Common stock - no par value (shares authorized
   10,000,000; 2,498,939 and 2,515,804 shares
   issued and outstanding 2003 and 2002,
   respectively, excluding 356,805 and 339,940
   shares 2003 and 2002,respectively, of
   common stock held by the
   Company's subsidiary)                               1           1
  Retained earnings                           54,627,963  49,613,044
  Accumulated other comprehensive income (net
   unrealized gain on investments)             3,625,238   3,055,139
                                              ----------- -----------
      Total stockholders' equity              58,253,202  52,668,184
                                              ----------- -----------

Total Liabilities and Stockholders' Equity   $90,433,012 $84,637,146
                                              =========== ===========


               Investors Title Company and Subsidiaries
                     Net Premiums Written By State
            For the Six Months Ended June 30, 2003 and 2002
                              (Unaudited)

                                         2003                 2002
-------------------------------------------------------------------
Alabama                         $     645,527      $       275,440
Arkansas                               18,170                7,638
District of Columbia                    6,274                    -
Florida                                25,150                    -
Georgia                                27,639                1,836
Illinois                              756,449                    -
Indiana                               175,701                5,114
Kentucky                              941,646              503,741
Louisiana                               1,676                    -
Maryland                              975,414              636,148
Michigan                            4,394,450            4,419,751
Minnesota                           1,093,748              652,130
Mississippi                           565,025              413,665
Missouri                               19,218                    -
Nebraska                            1,163,552              387,291
New Jersey                             41,266               11,943
New York                            3,106,336            1,527,021
North Carolina                     14,909,659           10,817,167
Ohio                                   65,129               11,673
Pennsylvania                        3,297,694            1,551,870
South Carolina                      3,272,382            2,616,019
Tennessee                           2,029,754            1,521,794
Virginia                            4,608,819            3,625,674
West Virginia                       1,034,122              772,049
Wisconsin                                (100)               7,234
                                 -------------      ---------------
  Direct Premiums                  43,174,700           29,765,198
Reinsurance Assumed                     6,231               15,665
Reinsurance Ceded                    (190,317)            (228,941)
                                 -------------      ---------------
  Net Premiums Written          $  42,990,614      $    29,551,922
                                 =============      ===============

               Investors Title Company and Subsidiaries
               Net Premiums Written By Branch and Agency
                        June 30, 2003 and 2002
                              (Unaudited)


                      For The Three Months Ended
                                June 30
         ------------------------------------------------------------
                         2003       %          2002       %
         ------------------------------------------------------------
 Branch              $7,996,257     34     $5,601,921     38

 Agency              15,326,372     66      9,269,276     62
         ------------------------------------------------------------

  Total             $23,322,629    100    $14,871,197    100
         ============================================================



                       For The Six Months Ended
                                June 30
         -------------------------------------------------------------
                         2003       %          2002       %
         -------------------------------------------------------------
 Branch             $14,997,950     35    $10,892,987     37

 Agency              27,992,664     65     18,658,935     63
         -------------------------------------------- ----------------

  Total         $42,990,614        100    $29,551,922    100
         ============================================ ================



    CONTACT: Investors Title Company
             Elizabeth P. Bryan, 919-968-2200